Commitment and Contingencies	6 Months Ended
Jun. 30, 2025
Commitment and Contingencies [Abstract]
Commitment and Contingencies

Note 15 – Commitment and Contingencies

On June 18, 2025, the Company entered into a share subscription of line of credit agreement (the “ELOC”) with New Circle Principle Investments LLC (“New Circle”), under which the Company can access up to $50,000,000 in aggregate proceeds. The Company shall pay a commitment fee to New Circle in the form of shares of common stock of Holdings with an aggregate market value equal to $350,000, the market value of which shall be determined based on the closing price of such common stock on the date a Form S-1 is declared effective by the SEC. The Company is expected to pay the commitment fee in the third quarter of 2025.

On May 22, 2025, the Company terminated the employment of one of its founders, who also served as the Customer Experience Officer. The former employee holds 5,000,260 shares of the Company’s Common Stock. In connection with the termination, the employee is expected to forfeit 170,715 stock options that were exercisable at $0.176 per share after converting the $0.0143 per share by 8.1% stock option conversion ratio. The employee has not signed the termination agreement, and there is a potential for litigation arising from this matter.